UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2005

Cowlitz Bancorporation
(Exact Name of Registrant as specified in its charter)

Washington	0-23881	91 - 529841
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

927 Commerce Ave.
Longview, Washington 98632
Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 360-423-9088

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Cowlitz Bancorporation's Board of Directors adopted Restated Articles of Incorporation which became effective upon filing with the Washington Secretary of State on June 3, 2005. The restatement incorporated all previous amendments to Cowlitz's articles of incorporation and also eliminated the names of the initial directors in Article VI, and the name and address of its registered agent in Article IV.

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits. 3.1 Restated Articles of Incorporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWLITZ BANCORPORATION (Registrant)

Date: June 9, 2005	By:	/s/ Richard J. Fitzpatrick
Richard J. Fitzpatrick, Chief Executive Officer

Exhibit 3.1

RESTATED ARTICLES OF INCORPORATION OF

COWLITZ BANCORPORATION

     Pursuant to the RCW 23B.10.070 of the Washington Business Corporation Act (the "Act") Cowlitz Bancorporation, a Washington corporation hereby restates its Articles of Incorporation as now and heretofore amended:

ARTICLE I
Name

The name of this corporation is Cowlitz Bancorporation (the "Corporation").

ARTICLE II
Purposes and Powers

     The purposes for which the Corporation is organized are to engage in any lawful business, trade or activity for which a corporation may be organized under the Act, and the Corporation shall have the same powers as an individual to do all things necessary or convenient to carry out its business and affairs, including, but not limited to, the powers specified in the Act or which may be hereafter granted by such law.

ARTICLE III
Shares

     Section 3.1. Authorized Shares. The aggregate number of shares which the Corporation shall have the authority to issue is as follows:

A.	25,000,000 shares of common stock, no par value ("Common Stock"); and

B.	5,000,000 shares of preferred stock, no par value ("Preferred Stock").

     Unless the context requires otherwise, the term "share" and "shareholder" shall include shares and holders of both Common Stock and Preferred Stock.

     Section 3.2. Voting Rights. Each outstanding Common Share shall have one vote. Holders of Common Shares shall not have the right to cumulate votes in the election of directors.

1 RESTATED ARTICLES OF INCORPORATION OF COWLITZ BANCORPORATION

     Section 3.3. Dividends. The holders of Common Shares shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. Nothing herein shall be construed as obligating the Board of Directors at any time to declare any dividend even though the Corporation may have assets legally available to pay such a dividend.

     Section 3.4. Redemption. The Corporation may repurchase its Common Shares with funds legally available therefor and to the extent permitted by the Act, subject to any provision to the contrary contained in any Amendment to these Articles.

     Section 3.5. Liquidation. Upon the liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation after having discharged or made adequate provision for discharging all of its liabilities, shall be distributed to the holders of the Common Shares according to their interests.

     Section 3.6. Preemptive Rights. No holder of any Common Shares shall be entitled to any preemptive right to purchase or subscribe for any unissued or treasury shares of the Corporation.

     Section 3.7. Removal of Directors. Subject to the rights of holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office only for cause and only by the affirmative vote of the holders of at least 75% of the shares entitled to vote on the removal of such member of the Board of Directors. As used herein, "for cause" means either (i) conviction of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, or (ii) adjudication for gross negligence or dishonest conduct in the performance of a director's duty to this Corporation by a court of competent jurisdiction and such adjudication is no longer subject to direct appeal. Notwithstanding anything to the contrary, this Section of the Articles may be altered or eliminated only by amendment to this Section of the Articles approved by two-thirds of the votes entitled to be cast by each voting group entitled to vote on such amendment.

     Section 3.8. Special Meetings of Shareholders. Upon the Corporation becoming a "public company" as that term is defined in RCW 23B.01.400, the shareholders of this Corporation shall have no right to call a special meeting of the shareholders of this Corporation for any purpose or purposes, and upon becoming such a public company, special meetings of shareholders of this Corporation may only be called by a majority of the Board of Directors, the Chairman of the Board of Directors or the President.

     Section 3.9. Quorum at Shareholder Meetings. For all meetings of shareholders, one-third of the votes entitled to be cast by each voting group with respect to a matter shall constitute a quorum of that voting group for action on that matter.

     Section 3.10. Preferred Stock. The shares of Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation shall have the authority to establish series; to fix and determine the variations in the relative rights and preferences as between series

2 RESTATED ARTICLES OF INCORPORATION OF COWLITZ BANCORPORATION

and as between holders of the same series; to amend the relative rights and preferences of any series that is wholly unissued; and to designate the number of shares of each series and the designation thereof. The Board of Directors of the Corporation may, after the issue of shares of a series, amend the resolution establishing the series to decrease (but not below the number of shares of such series then outstanding) the number of shares of that series, and the number of shares constituting the decrease shall resume the status which they had before the adoption of the resolution establishing the series.

     The rights and preferences which may be established by the Board of Directors may include, without limitation:

             A. The right to vote, or limitations upon the right to vote, and in the absence of any such provision with respect to a particular series no shares of that series shall have any right to vote, and no right to vote as a class, for any purpose except as may be required by law;

             B. The right of the Corporation to redeem any of such shares at a price and upon terms fixed by the resolution establishing the series, including sinking fund provisions, if any;

             C. The right to receive dividends including whether any such dividend is cumulative, noncumulative, or partially cumulative;

             D. Preference over any other class or classes of shares, or over any other series of this or any other class or classes of shares, as to the payment of dividends;

             E. Preference in the assets of the Corporation over any other class or classes of shares, or over any other series of this or any other class or classes of shares, upon the voluntary or involuntary liquidation of the corporation;

             F. The Right to convert the shares into shares of any other class or into shares of any series of the same or any other class, except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation.

ARTICLE IV

        Reserved.

ARTICLE V

Amendment of Bylaws

     The Board of Directors is expressly authorized to make, repeal, alter, amend or rescind any or all of the Bylaws of the Corporation. The Bylaws of the Corporation shall not be made, repealed, altered, amended or rescinded by the Shareholders of the Corporation except by the

3 RESTATED ARTICLES OF INCORPORATION OF COWLITZ BANCORPORATION

vote of holders of not less than two-thirds of all outstanding shares of the Corporation entitled to vote in the election of directors, considered for purposes of this Article V as one class.

ARTICLE VI
Directors

     The number of directors of the Corporation shall be at least five and not more than twenty as determined by a Bylaw or amendment thereof duly adopted by the Board of Directors or by the shareholders acting in accordance with Article V hereof. The initial Board of Directors shall consist of ten directors.

ARTICLE VII

Limitations on Liability of Directors

     Section 7.1. Limitations and Exceptions. No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, except that this provision shall not eliminate or limit the liability of a director for:

	(a)	Any act or omission occurring prior to the date of adoption of this
Article;

	(b)	Any breach of the director's duty of loyalty to the Corporation or its shareholders;

	(c)	Acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

	(d)	Any distribution to shareholders which is unlawful under the Act or successor statute; or

	(e)	Any transaction from which the director derived an improper
personal benefit.

    Section 7.2. Amendment or Repeal. No amendment to or repeal of this section shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions prior to such amendment or repeal.

     Section 7.3. Statutory Amendments. If the Act is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Act, as so amended. Any amendment to or repeal of this Article or amendment to the Act shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

4 RESTATED ARTICLES OF INCORPORATION OF COWLITZ BANCORPORATION

ARTICLE VIII
Incorporator

The name and address of the incorporator is as follows:

Larry M. Larson 927 Commerce Avenue Longview, Washington 98632 Telephone: (206) 423-9800

ARTICLE IX

Transactions With Interested Shareholders

     The Corporation elects to be covered by the provisions of the Act concerning transactions with interested shareholders, as therein defined, whether or not the Corporation may at any time have fewer than three hundred holders of record of its shares.

ARTICLE X

Indemnification of Officers and Directors

     Section 10.1. Indemnification. The Corporation shall indemnify any individual made a party to a proceeding because that individual is or was a director of the Corporation and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitations in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the articles of incorporation, to the full extent and under all circumstances permitted by applicable law.

     The Corporation may indemnify any individual made a party to a proceeding because that individual is or was an officer, employee or agent of the Corporation or a fiduciary with respect to any employee benefit plan of the Corporation or serves or served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitations in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the articles of incorporation, to the full extent and under all circumstances permitted by applicable law.

5 RESTATED ARTICLES OF INCORPORATION OF COWLITZ BANCORPORATION

     Any repeal or modification of this Article by the shareholders of this Corporation shall not adversely affect any right of any individual who is or was a director of the Corporation which existed at the time of such repeal or modification.

     Section 10.2. Advancement of Expenses. Expenses incurred by a person indemnified hereunder in defending a civil, criminal, administrative or investigative action, suit or proceeding (including all appeals) or threat thereof, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such expenses if it shall ultimately be determined that the person is not entitled to be indemnified by the Corporation and a written affirmation of the person's good faith belief that he or she has met the applicable standard of conduct. The undertaking must be a general personal obligation of the party receiving the advances but need not be secured and may be accepted without reference to financial ability to make repayment.

Dated: May 25, 2005

COWLITZ BANCORPORATION

By:	/s/ Richard J. Fitzpatrick
Richard J. Fitzpatrick, President and Chief Executive Officer

6 RESTATED ARTICLES OF INCORPORATION OF COWLITZ BANCORPORATION